SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2003

                                       CW

                                  (Depositor)

  (Issuer in respect of Mortgage Pass - Through Certificates, Series 2003-J12,

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
             Mortgage Pass - Through Certificates, Series 2003-J12
                         Alternative Loan Trust 2003-J2

On December 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass - Through Certificates, Series 2003-J12 Alternative Loan Trust 2003-J2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass - Through Certificates, Series 2003-J12 Alternative Loan Trust 2003-J2 relating to the distribution date of December 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2003


                             Payment Date: 12/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
 Mortgage Pass - Through Certificates, Series 2003-J12, Alternative Loan Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        168,995,052.35    6.000000%    14,552,145.47    844,023.85   15,396,169.32       0.00     951.41
                        X         172,877,554.68    1.195879%             0.00    172,089.82      172,089.82       0.00     193.99
                        PO                987.65    0.000000%            20.73          0.00           20.73       0.00       0.00
                        M           2,017,588.95    6.000000%         5,236.99     10,076.59       15,313.58       0.00      11.36
                        B1            907,905.08    6.000000%         2,356.62      4,534.41        6,891.04       0.00       5.11
                        B2            605,336.38    6.000000%         1,571.25      3,023.27        4,594.53       0.00       3.41
                        B3            403,557.59    6.000000%         1,047.50      2,015.52        3,063.02       0.00       2.27
                        B4            302,668.19    6.000000%           785.63      1,511.64        2,297.27       0.00       1.70
                        B5            302,891.06    6.000000%           786.20      1,512.75        2,298.95       0.00       1.71
Residual                AR                  0.00    6.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        173,535,987.24     -           14,563,950.40  1,038,787.85   15,602,738.25     -        1,170.96
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        154,442,906.87            951.41
                                X         158,327,421.23            193.99
                                PO                966.92              0.00
                                M           2,012,351.95             11.36
                                B1            905,548.45              5.11
                                B2            603,765.13              3.41
                                B3            402,510.09              2.27
                                B4            301,882.56              1.70
                                B5            302,104.86              1.71
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        158,972,036.84          1,170.96
--------------------------------------------------------------------------------

                             Payment Date: 12/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
 Mortgage Pass - Through Certificates, Series 2003-J12, Alternative Loan Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    168,995,052.35     6.000000% 12669E4A1    73.425226      4.258660    779.266900
                           X     172,877,554.68     1.195879% 12669E4B9     0.000000      0.851832    783.708771
                           PO            987.65     0.000000% 12669E4C7     0.876796      0.000000     40.905977
                           M       2,017,588.95     6.000000% 12669E4E3     2.582598      4.969221    992.381868
                           B1        907,905.08     6.000000% 12669E4F0     2.582598      4.969221    992.381868
                           B2        605,336.38     6.000000% 12669E4G8     2.582598      4.969221    992.381868
                           B3        403,557.59     6.000000% 12669E4Y9     2.582598      4.969231    992.381868
                           B4        302,668.19     6.000000% 12669E4Z6     2.582598      4.969231    992.381868
                           B5        302,891.06     6.000000% 12669E5A0     2.582598      4.969221    992.381868
Residual                   AR              0.00     6.000000% 12669E4D5     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     173,535,987.24       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
 Mortgage Pass - Through Certificates, Series 2003-J12, Alternative Loan Trust
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       158,972,036.84   158,972,036.84
Loan count                    444              444
Avg loan rate           7.455754%             7.46
Prepay amount       14,113,490.40    14,113,490.40

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        18,076.67        18,076.67
Sub servicer fees          787.70           787.70
Trustee fees             1,301.52         1,301.52


Agg advances                  N/A              N/A
Adv this period          3,126.05         3,126.05

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                4,055,533.00     4,055,533.00
Special Hazard       3,070,031.68     3,070,031.68


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            173,535,987.24
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   462,502.53
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 1                   462,502.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           15,602,738.25         15,602,738.25
Principal remittance amount           14,563,950.40         14,563,950.40
Interest remittance amount             1,038,787.85          1,038,787.85